(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

KOREA FUND, INC.
SEMIANNUAL REPORT
MARCH 31, 1997
CONTENTS


PRESIDENT'S MESSAGE           3    Ned Johnson on investing
                                   strategies.

FUND TALK                     4    The manager's review of fund
                                   performance, strategy and outlook.

INVESTMENT CHANGES            7    A summary of major shifts in the
                                   fund's investments over the past six
                                   months.

INVESTMENTS                   8    A complete list of the fund's
                                   investments with their market
                                   values.

FINANCIAL STATEMENTS          14   Statements of assets and liabilities,
                                   operations, and changes in net
                                   assets,
                                   as well as financial highlights.

NOTES                         18   Notes to the financial statements.

DIVIDENDS AND DISTRIBUTIONS   22   Dividend reinvestment and cash
                                   purchase plan.

OTHER FUND INFORMATION        25


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT
COMPANY
ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF
ITS COMMON STOCK IN THE OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS,
CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
As the first quarter of 1997 came to an end, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction over the second half of March. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Hokeun Chung, Portfolio Manager of Fidelity Advisor Korea Fund, Inc.
Q. HOW DID THE FUND PERFORM, HOKEUN?
A. For the six months that ended March 31, 1997, the fund had a total return of -19.03%, based on net asset value. This compares to the -20.26% return of the Korea Stock Exchange Composite Price Index (KOSPI) for the same period. In terms of the fund's market value return - which represents gains or losses in the fund's share price - it returned -21.23% for the past six months.
Q. WHAT'S BEEN HAPPENING IN THE KOREAN MARKET?
A. Unfortunately, the Korean market continued to be quite depressed over the past six months. Several developments have triggered this environment, perhaps most notably the poor performance of a few key commodity products. Korea depends heavily on some of these products - including dynamic random access memory (DRAM) chips, steel and petrochemicals - and these segments suffered due to weak pricing trends. As a result, Korea's export trade has been disappointing. Lastly, labor law disputes and the bankruptcies of several important companies had substantial negative effects on the overall fiscal condition of the country.
Q. HOW HAVE KOREAN CORPORATIONS COPED WITH THE COUNTRY'S PROBLEMS?
A. A lot of Korea's larger companies are very dependent on commodities, so the downturn in that area has hit them hard. Bankruptcies, as I've mentioned, have been prevalent and earnings have been very weak. Two of the country's biggest steel producers - Hambo Group and Sammi Steel - have gone bankrupt and typify the problems Korean corporations have encountered. Fortunately, the fund did not have positions in either of these two stocks. As the commodity and exporting situations continued to bottom out, Korean corporate earnings growth slowed dramatically. As the period came to a close, however, companies had begun to realize their respective problems and appeared ready to take the steps to fix them.
Q. THE STRENGTH OF DRAMS IS A CRUCIAL ELEMENT TO THE ECONOMIC CONDITION OF KOREA. ARE DRAMS SHOWING ANY SIGNS OF TURNING AROUND?
A. They are. Korea accounts for approximately 30% of the world's DRAM market share, and three of the largest DRAM producers - Samsung, Hyundai and LG Semicon - are based in Korea. As we entered the period, DRAM prices were still trying to recover from a worldwide lack of chip demand and a corresponding oversupply of inventory. Samsung, Hyundai and LG Semicon decided to cut their production in order to raise DRAM prices and, with Japanese DRAM producers following suit, began to see slight signs of a recovery as the period closed. The fund continues to have positions in each of the Korean DRAM companies I mentioned, so I'll be monitoring future developments quite closely.
Q. WHAT STRATEGIES DID YOU EMPLOY IN MANEUVERING THE FUND THROUGH THIS DIFFICULT PERIOD?
A. With the Korean economy slowing, I made a concerted effort not to own any cyclical stocks. Cyclical stocks tend to parallel a country's economic conditions and in this case, Korea's disappointing export business as well. Instead, I focused my energies on finding opportunities in less cyclical, domestic areas such as utilities, construction, banks and insurance companies. I was also attracted to the domestic consumption area, including food and beverage and retail stocks.
Q. WAS THERE A PARTICULAR SIZE OF COMPANY THAT YOU CONCENTRATED ON DURING THE PERIOD?
A. I continued to reduce my positions in small-capitalization companies - those with market capitalizations of $1 billion or less - while simultaneously seeking more liquid, fundamentally attractive mid-cap companies ($1 billion to $5 billion). In paring the fund's small-cap positions, the number of holdings within the portfolio was also reduced. Korea only has three large-cap companies - or those with market caps beyond $5 billion - and I was underweighted relative to the index in two of them: Samsung and Pohang Iron & Steel.
Q. CAN YOU GIVE US AN UPDATE ON FINANCIAL DEREGULATION OCCURRING IN SOUTH
KOREA?
A. Over the past year and a half, the South Korean government has been quite proactive in attempting to make their market more enticing to foreign investors. During this span, the percentage of shares of a South Korean company that a foreign investor may own has jumped from 15% to 20%, and will rise to 23% as of May 1, 1997. From the fund's perspective, this added flexibility should generate a wider range of buying opportunities.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH AREAS WERE DISAPPOINTING?
A. The DRAM producers I mentioned performed reasonably well on the heels of their late-period price rebound. I'd also point to the fund's stake in Samsung as being a positive contributor to performance. Disappointments included banks - which felt the brunt of some large-scale bankruptcy proceedings - as well as a number of securities-related companies.
Q. WHAT'S YOUR OUTLOOK?
A. Lots of questions remain, but I can see the light at the end of the economic tunnel. While we've stumbled through a very trying period, some encouraging signs have begun to emerge. Cyclical prices have improved, and while the Korean currency - the won - has more room to depreciate, I think currency stabilization is on the horizon.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Korean
issuers
TRADING SYMBOL: FAK
START DATE: October 31,
1994
SIZE: as of March 31, 1997,
more than $50 million
MANAGER: Hokeun Chung,
since October 1996; joined
Fidelity in 1994
(checkmark)
HOKEUN CHUNG DISCUSSES THE
LINKS BETWEEN KOREA AND
JAPAN:
"While I don't invest directly in
the Japanese market, I do
keep a close eye on
developments there. Korea
and Japan are, for all intents
and purposes, competing
quite aggressively against
each other in the world
exporting market. Thus, when
you consider the condition of
one country's economy, it's
important to know what's going
on in the other. The most
obvious example of this is the
value of each country's
currency. The Japanese yen
depreciated dramatically
throughout the period, and
this hurt Korean exporters
because Japanese products
were cheaper. The Korean
won also depreciated, but the
yen slid much more rapidly.
The perfect scenario is for
Japan and Korea to be
equally competitive, both in
terms of their respective
currencies and their
all-important exporting
businesses."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF MARCH 31, 1997
                                      % OF FUND'S    % OF FUND'S
                                      INVESTMENTS    INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

Korea Electric Power Corp.            13.9           12.7

Samsung Electronics Co. Ltd. (vtg.)   4.0            0.7

Samsung Fire & Marine Insurance       3.6            5.0

S1 Corp.                              2.7            0.0

SK Telecom Ltd.                       2.3            0.0

Kookmin Bank                          2.1            1.0

Suheung Capsule Co. Ltd.              2.0            2.6

Shin Sung Engineering Co.             1.7            0.0

Shinhan Bank                          1.7            2.6

Sungmi Telecom Co.                    1.6            3.9

TOP TEN MARKET SECTORS AS OF MARCH 31, 1997
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            IN THESE MARKET
                                            SECTORS
                                            6 MONTHS AGO

Finance                      17.4           23.1

Utilities                    16.8           18.5

Technology                   13.8           8.7

Construction & Real Estate   9.9            12.6

Basic Industries             7.2            10.7

Durables                     6.2            5.7

Health                       5.8            3.0

Nondurables                  4.4            4.1

Energy                       4.0            3.8

Retail & Wholesale           3.1            2.2

INVESTMENTS MARCH 31, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.9%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 7.2%
CHEMICALS & PLASTICS - 4.3%
Han Wha Corp.   24,335 $ 296,205
Korea Chemical  5,810  447,672
LG Chemical Ltd.   40,000  486,879
Oriental Chemical Industries Co. Ltd.   23,031  537,519
Youl Chon Chemical Co.   13,000  420,994
  2,189,269
IRON & STEEL - 1.7%
Dongkuk Steel Mill Co.   11,000  243,216
Pohang Iron & Steel Co. Ltd.   9,875  627,369
Seah Steel Corp.   569  12,962
  883,547
METALS & MINING - 1.2%
Young Poong Mining & Construction Corp.   12,000  586,935
TOTAL BASIC INDUSTRIES   3,659,751
CONSTRUCTION & REAL ESTATE - 9.9%
BUILDING MATERIALS - 3.5%
Han Kuk Glass  10,000  154,104
Hanil Cement Manufacturing Co. Ltd.   8,800  391,111
Keumkang Ltd.   10,000  424,344
Kyung Dong Boiler Co. Ltd.   15,196  407,263
Kyungwon Century Co. Ltd.   15,000  368,509
  1,745,331
CONSTRUCTION - 3.8%
Dae Ho Construction Co. Ltd.   14,000  356,449
Dong Ah Construction Industries Co. Ltd.   30,000  619,766
LG Construction Co.   40,000  580,681
Sam Whan Corp.   30,000  365,159
  1,922,055
ENGINEERING - 2.6%
Hyundai Engineering & Construction Co. Ltd. (a)  30,000  619,766
Samsung Engineering Co. Ltd.   10,000  489,112
Tae Young Corp.   4,000  207,705
  1,316,583
TOTAL CONSTRUCTION & REAL ESTATE   4,983,969
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - 6.2%
AUTOS, TIRES, & ACCESSORIES - 4.3%
Han Kook Tire Manufacturing Co. Ltd.   10,000 $ 395,310
Hyundai Motor Co. Ltd.   17,000  497,528
Hyundai Motor Service Co. Ltd.   18,579  431,539
Mando Machinery Corp.   17,000  594,193
SJM Co. Ltd.   5,000  268,007
  2,186,577
TEXTILES & APPAREL - 1.9%
BYC Co. Ltd.   3,250  373,814
Youngone Corp.   15,000  296,483
Yurim Co. Ltd. (a)  30,000  276,382
  946,679
TOTAL DURABLES   3,133,256
ENERGY - 4.0%
COAL - 1.8%
Daesung Resources Co.   4,500  425,126
Samchully Co.  7,000  501,061
  926,187
OIL & GAS - 2.2%
Daesung Industrial Co. Ltd.   10,148  559,812
Yukong Ltd.   30,527  545,430
  1,105,242
TOTAL ENERGY   2,031,429
FINANCE - 17.4%
BANKS - 9.2%
Cho Hung Bank Co. Ltd.   92,206  473,644
Commercial Bank of Korea Co.   60,000  290,787
Hana Bank  3,808  52,049
Housing & Commercial Bank  16,729  297,255
Kookmin Bank  61,821  1,061,416
Korea Exchange Bank  90,000  567,839
Korea Long Term Credit Bank  15,750  212,814
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
BANKS - CONTINUED
Korea Technology Banking Corp.   20,000 $ 511,446
Kyung Nam Bank  33,000  283,752
Shinhan Bank  61,254  878,282
  4,629,284
CREDIT & OTHER FINANCE - 0.6%
Samsung Securities Co. Ltd.  20,000  297,041
INSURANCE - 5.0%
International Fire & Marine Insurance  6,480  342,271
LG Insurance Co. Ltd.   6,500  381,072
Samsung Fire & Marine Insurance  4,830  1,834,915
  2,558,258
SECURITIES INDUSTRY - 2.6%
Daewoo Securities Co. Ltd.   36,410  353,326
Dongwon Securities Co. Ltd.   43,000  363,015
Shin Young Securities Co.   50,000  580,681
  1,297,022
TOTAL FINANCE   8,781,605
HEALTH - 5.8%
DRUGS & PHARMACEUTICALS - 4.5%
Chong Kun Dang Corp.   3,000  217,756
Choong Wae Pharmaceutical Corp.   8,000  251,033
Dong-A Pharmaceutical Co. Ltd.   13,221  264,272
Korea Green Cross Corp.   6,000  515,913
Suheung Capsule Co. Ltd.   15,000  1,026,801
  2,275,775
MEDICAL EQUIPMENT & SUPPLIES - 1.3%
Medison Co. Ltd.   7,500  656,617
TOTAL HEALTH   2,932,392
INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%
Hyundai Precision Industry Co. Ltd.   33,000  571,189
LG Industrial Systems Co.   15,000  244,556
Rocket Electric  13,000  355,667
  1,171,412
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 2.3%
LODGING & GAMING - 0.9%
Hotel Shilla  50,000 $ 446,678
PUBLISHING - 1.4%
Samseong Publishing  8,000  166,164
Woong Jin Publishing Co. Ltd.   8,300  556,114
  722,278
TOTAL MEDIA & LEISURE   1,168,956
NONDURABLES - 4.4%
BEVERAGES - 0.4%
Chosun Brewery Co. Ltd.   7,085  191,718
FOODS - 3.1%
Cheil Foods & Chemical Industries  9,270  475,146
Haitai Confectionery  10,000  140,704
Miwon Co. Ltd.   20,000  388,610
Ottogi Foods Co. Ltd.   4,000  148,297
Tong Yang Confectionery Co.   15,000  393,635
  1,546,392
HOUSEHOLD PRODUCTS - 0.9%
Han Kook Cosmetics Industriy  20,000  469,012
TOTAL NONDURABLES   2,207,122
RETAIL & WHOLESALE - 3.1%
GENERAL MERCHANDISE STORES - 0.9%
Shinsegae Department Store  12,000  471,692
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
Hyosung T & C Co. Ltd.   20,000  448,911
TRADING COMPANIES - 1.3%
Hae In Corp.   8,000  413,624
Hyundai Housing & Industry Development Co.   15,000  234,506
  648,130
TOTAL RETAIL & WHOLESALE   1,568,733
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 2.6%
S1 Corp.   4,800 $ 1,342,714
TECHNOLOGY - 13.8%
COMMUNICATIONS EQUIPMENT - 1.9%
Lg Information & Communications Ltd.   6,942  687,921
Sindo Ricoh Co.   5,000  262,136
  950,057
COMPUTERS & OFFICE EQUIPMENT - 0.8%
Korea Electric Terminal Co. Ltd.   3,000  405,360
ELECTRONIC INSTRUMENTS - 3.0%
Hung Chang Products Co.   9,000  718,593
Sungmi Telecom Co.   5,620  809,582
  1,528,175
ELECTRONICS - 8.1%
Hyundai Electronic Industries Co. Ltd.   14,000  633,166
Lg Semicon Co. Ltd. (a)  18,000  538,694
Samsung Electronics Co. Ltd.:
(vtg.)  25,268  2,028,213
 GDS (vtg.)  9  405
Shin Sung Engineering Co.   9,000  884,422
  4,084,900
TOTAL TECHNOLOGY   6,968,492
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.4%
Korean Air  13,510  236,029
SHIPPING - 0.7%
Global Enterprises  4,450  346,857
TOTAL TRANSPORTATION   582,886
UTILITIES - 16.8%
CELLULAR - 2.3%
SK Telecom Ltd.   1,215  1,141,736
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
ELECTRIC UTILITY - 14.5%
Korea Electric Power Corp.   242,500 $ 7,040,762
Kyung Nam Energy Co. Ltd.  10,000  316,025
  7,356,787
TOTAL UTILITIES   8,498,523
TOTAL COMMON STOCKS
(Cost $63,135,426)   49,031,240
CASH EQUIVALENTS - 3.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 6.46%, dated
3/31/97 due 4/1/97  $ 1,558,280  1,558,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $64,693,426)  $ 50,589,240
LEGEND
1. Non-income producing
INCOME TAX INFORMATION
At March 31, 1997, the aggregate cost of investment securities for income tax purposes was $64,785,751. Net unrealized depreciation aggregated $14,196,511, of which $3,012,520 related to appreciated investment securities and $17,209,031 related to depreciated investment securities. At September 30, 1996, the fund had a capital loss carryforward of approximately $3,725,000 all of which will expire on September 30, 2004. The fund intends to elect to defer to its fiscal year ending September 30, 1997 approximately $2,332,000 of losses recognized during the period November 1, 1995 to September 30, 1996.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MARCH 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                $ 50,589,240
agreements of $1,558,000) (cost $64,693,426) -
See accompanying schedule

Cash                                                                     52

Receivable for investments sold                                          713,411

Dividends receivable                                                     268,717

Deferred organization expenses                                           81,028

 TOTAL ASSETS                                                            51,652,448

LIABILITIES

Payable for investments purchased                           $ 548,413

Accrued management fee                                       41,929

Other payables and accrued expenses                          510,500

 TOTAL LIABILITIES                                                       1,100,842

NET ASSETS                                                              $ 50,551,606

Net Assets consist of:

Paid in capital                                                         $ 74,390,030

Undistributed net investment income                                      141,492

Accumulated undistributed net realized gain (loss) on                    (9,861,860)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                            (14,118,056)
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 6,243,381 shares outstanding                            $ 50,551,606

NET ASSET VALUE per share ($50,551,606 (divided by)                      $8.10
6,243,381 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

INVESTMENT INCOME                                                         $ 629,417
Dividends

Interest                                                                   55,180

                                                                           684,597

Less foreign taxes withheld                                                (105,101)

 TOTAL INCOME                                                              579,496

EXPENSES

Management fee                                             $ 236,948

Transfer agent fees                                         3,944

Administration fees and expenses                            47,432

Directors' compensation                                     18,164

Custodian fees and expenses                                 66,373

Audit                                                       23,372

Legal                                                       1,739

Amortization of organization expenses                       15,750

Reports to shareholders                                     6,533

Miscellaneous                                               17,749

 TOTAL EXPENSES                                                            438,004

NET INVESTMENT INCOME                                                      141,492

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (3,634,277)

 Foreign currency transactions                              (78,817)       (3,713,094)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (6,621,524)

 Assets and liabilities in foreign currencies               (10,311)       (6,631,835)

NET GAIN (LOSS)                                                            (10,344,929)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ (10,203,437)
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          SIX MONTHS         YEAR ENDED
                                                          ENDED MARCH 31,    SEPTEMBER 30,
                                                          1997               1996
                                                          (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 141,492          $ (365,584)
Net investment income (loss)

 Net realized gain (loss)                                  (3,713,094)        (2,556,498)

 Change in net unrealized appreciation (depreciation)      (6,631,835)        (5,499,790)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (10,203,437)       (8,421,872)
FROM OPERATIONS

Share transactions

 Common stock issued through rights offering net of        14,068,719         -
 sales load

 Offering expenses                                         (495,000)          -

 Net proceeds from sales of shares                         13,573,719         -

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,370,282          (8,421,872)

NET ASSETS

 Beginning of period                                       47,181,324         55,603,196

 End of period (including undistributed net investment    $ 50,551,606       $ 47,181,324
income of $141,492 and $0, respectively)

OTHER INFORMATION                                          1,836,288          -
Shares sold


FINANCIAL HIGHLIGHTS
      SIX MONTHS     YEAR ENDED    OCTOBER 31, 1994
      ENDED MARCH    SEPTEMBER     (COMMENCEMENT
      31, 1997       30,           OF OPERATIONS) TO
                                   SEPTEMBER 30,

      (UNAUDITED)    1996          1995


SELECTED PER-SHARE DATA F

Net asset value, beginning of period             $ 10.71       $ 12.62     $ 14.10

Income from Investment Operations

 Net investment income (loss)                     .03           (.08)       (.02)

 Net realized and unrealized gain (loss)          (2.37)        (1.83)      (1.30)

 Total from investment operations                 (2.34)        (1.91)      (1.32)

Dilution resulting from common stock issued       (.19)         -           -
through rights offering

Offering expenses                                 (.08)         -           (.16)

Net asset value, end of period                   $ 8.10        $ 10.71     $ 12.62

Market value, end of period                      $ 7.875       $ 10.50     $ 11.125

TOTAL RETURN B, C                                 (21.23)% D    (5.62)%     (25.83)%
Market value H                                                             D

 Net asset value E, G                             (19.03)%      (15.13)%    (9.47)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 50,552      $ 47,181    $ 55,603

Ratio of expenses to average net assets           1.87% A       1.80%       1.88% A

Ratio of expenses to average net assets after     1.87% A       1.79% I     1.88% A
expense reductions

Ratio of net investment income (loss) to          .61% A        (.68)%      (.19)%
average                                                                    A
net assets

Portfolio turnover rate                           46% A         28%         25% A

Average commission rate J                        $ .1246        .1420


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D TOTAL MARKET VALUE RETURN INCLUDES THE EFFECT OF THE SALES LOADS PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING.
E TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF DILUTION, OFFERING EXPENSES OR SALES LOADS. IF THE OFFERING EXPENSES ASSOCIATED WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING WERE TAKEN INTO ACCOUNT, TOTAL RETURNS BASED ON NET ASSET VALUE WOULD HAVE BEEN (19.76)% FOR THE SIX MONTHS ENDED MARCH 31, 1997, (15.13)% FOR THE ONE YEAR ENDED SEPTEMBER 30, 1996, AND (10.50)% FOR THE PERIOD FROM COMMENCEMENT OF OPERATIONS TO SEPTEMBER 30, 1995.
H TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended March 31, 1997 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Korea Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. Commencing in the first calendar quarter of 1998, and in the first calendar quarter of each year thereafter, the Board of Directors of the fund may, under certain circumstances, conduct a tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
In January 1997, the fund completed a rights offering, including the exercise of an over-allotment option, resulting in the issuance of an additional 1,836,288 shares of common stock. Each shareholder was issued one right for each share of the fund's common stock held as of November 15, 1996, the record date. For every three rights issued, shareholders were entitled to purchase one new share of the fund's common stock at a subscription price of $7.96 per share.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $157,276 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. In addition, the fund incurred offering expenses in connection with its rights offering of approximately $495,000 which were paid from the proceeds of the offering and charged to capital.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the
Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offerings. The full or a portion of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount plus the remaining amount of issue price is recorded as cost of investments.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $23,772,491 and $10,172,287, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity Service Company, Inc. (FSC), a division of FMR Corp., has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC receives a monthly fee at an annual rate of
 .20% of the fund's average net assets.
DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
RIGHTS OFFERING. In January 1997, the fund completed a rights offering to holders of the fund's common stock. The primary rights offering was oversubscribed and, pursuant to the terms of the offering, the Board of Directors of the fund determined to exercise the offering's over-allotment option. Through the primary rights offering and the exercise of the over-allotment option, a total of 1,836,288 new shares were acquired by holders of the fund's common stock.
FOREIGN OWNERSHIP LIMIT CHANGE. Korean law restricts foreign ownership of Korean stocks. On October 1, 1996, the Korean law restriction on foreign ownership of any issuer was increased from 18% to 20%. Effective May 1, 1997, the Korean law restriction on foreign ownership of any issuer was increased to 23%.
CUSTODIAN. The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York 10036, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.






ADDRESS
Fidelity Advisor Korea Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d,
Director and President
J. Gary Burkhead, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
William Ebsworth, Vice President
Billy W. Wilder, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
Pradip Darooka, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(registered trademark)